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                                                                   Exhibit 10.13



                           DESCRIPTION OF ARRANGEMENT
                            BETWEEN DIANE CHANG AND
                            ABERCROMBIE & FITCH CO.

             Diane Chang became Vice President-Sourcing of Abercrombie & Fitch Co. (the "Company") on May 11, 1998. In connection with its employment of Ms. Chang, the Company agreed to continue Ms. Chang's base salary for a period of 24 months, subject to her earlier employment, if her employment with the Company were terminated on or before May 11, 1999.